Income taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income taxes [Abstract]
Income taxes

4. Income taxes

The book to tax temporary differences resulting in deferred tax assets and liabilities are primarily net operating loss carry forwards of approximately $7.8 million which expire in 2015 through 2031. A 100% valuation allowance has been established against the deferred tax assets, as utilization of the loss carry forwards and realization of other deferred tax assets cannot be reasonably assured. For the quarter ended March 31, 2012, the Company did not recognize any income tax expense due to the utilization of its net operating loss carryforward.

8.	Income taxes

At December 31, 2011, the Company has net operating loss (“NOL”) carryforwards for Federal income tax purposes of approximately $8,000,000. If not previously utilized, the NOL carryforwards will expire in 2015 through 2031.

For the years ended December 31, 2010 and 2011, the Company did not recognize any current or deferred income tax benefit or expense. Actual income tax benefit (expense) for the years ended December 31, 2010 and 2011 differs from the amounts computed using the federal statutory tax rate of 34%, as follows:

	2010	2011
Income tax benefit (expense) at the statutory rate	$290,000	$(168,000)
Benefit (expense) resulting from:
Increase in Federal valuation allowance	(290,000)	—
Utilization of net operating loss carryforwards	—	168,000

Income tax benefit (expense)	$—	$—

At December 31, 2010 and 2011, the tax effects of temporary differences that give rise to significant deferred tax assets and liabilities are presented below:

	2010	2011
Federal net operating loss carryforwards	$2,856,000	$2,720,000
State net operating loss carryforwards	413,000	400,000
Oil and gas properties	—	(217,000)
Asset retirement obligations	—	222,000

Net deferred tax assets	3,269,000	3,125,000
Less valuation allowance	(3,269,000)	(3,125,000)

Net deferred tax assets	$—	$—

A valuation allowance has been recorded for all deferred tax assets since the “more likely than not” realization criterion was not met as of December 31, 2010 and 2011.

A tax benefit from an uncertain tax position may be recognized if it is “more likely than not” that the position is sustainable based solely on its technical merits. For the years ended December 31, 2010 and 2011, the Company had no unrecognized tax benefits and management is not aware of any issues that would cause a significant increase to the amount of unrecognized tax benefits within the next year. The Company’s policy is to recognize any interest or penalties as a component of income tax expense. The Company’s material taxing jurisdictions are comprised of the U.S. federal jurisdiction and the states of Colorado, Wyoming and Kansas. The tax years 2006 through 2011 remain open to examination by these taxing jurisdictions.